Exhibit 99.1

XPO Logistics Announces Private Offering of $1 Billion of Senior Notes

GREENWICH, Conn. — February 19, 2019 — XPO Logistics, Inc. (“XPO” or the “Company”) (NYSE:  XPO) today announced an offering of senior notes due 2024 in an aggregate principal amount of $1.0 billion (the “notes”). The Company intends to use the proceeds from the issuance of the notes: (i) to repay all amounts outstanding under its unsecured credit agreement dated December 24, 2018, (ii) to pay fees, costs and expenses related thereto and to the offering of the notes, and (iii) for general corporate purposes, including to fund purchases of the Company’s common stock as part of the Company’s previously-announced share repurchase plan.

The notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States, only to non-U.S. investors pursuant to Regulation S. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) is a top ten global logistics provider of cutting-edge supply chain solutions to the most successful companies in the world. The company operates as a highly integrated network of people, technology and physical assets in 32 countries, with 1,535 locations and more than 100,000 employees. XPO uses its network to help more than 50,000 customers manage their goods most efficiently throughout their supply chains. XPO’s corporate headquarters is in Greenwich, Conn., USA, and its European headquarters is in Lyon, France. xpo.com.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms.  However, the absence of these words does not mean that the statements are not forward-looking.  These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Factors that might cause or contribute to a material difference include the risks discussed in the Company’s filings with the SEC and the following: economic conditions generally; competition and pricing pressures; the Company’s ability to align its investments in capital assets, including equipment, service centers and warehouses, to its customers’ demands; the Company’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; the Company’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company’s substantial indebtedness; the Company’s ability to raise debt and equity capital; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; labor matters, including the Company’s ability to manage its subcontractors, and risks associated with labor disputes at its customers and efforts by labor organizations to organize its employees; risks associated with the Company’s self-insured claims; risks associated with defined benefit plans for the Company’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fuel price and fuel surcharge changes; issues related to the Company’s intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact

XPO Logistics, Inc.
Tavio Headley
+1-203-930-1602
tavio.headley@xpo.com

Media Contact

XPO Logistics, Inc.

Erin Kurtz

+1-203-489-1586

erin.kurtz@xpo.com